UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Ticker: HTY
Annual report 10/31/16

A message to shareholders

Dear shareholder,

Investors in most international equities generally experienced gains over the past 12 months, as fears over slowing global growth dissipated and commodity prices rebounded. Emerging markets delivered the most robust returns, while China's economy and equity markets stabilized after a period of heightened volatility. Although Brexit initially triggered a sharp decline in global equities, investor sentiment improved as the summer progressed, thanks to the U.K. government's intraparty leadership transition and the Bank of England's cut of its benchmark interest rate. In Japan, however, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the task U.S. President-elect Donald J. Trump will face in uniting a fractured electorate and reigniting growth in a lethargic economy, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going as we finish out 2016, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
12	Financial statements
15	Financial highlights
16	Notes to financial statements
23	Auditor's report
24	Tax information
25	Additional information
28	Continuation of investment advisory and subadvisory agreements
34	Trustees and Officers
38	More information

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return consisting of a high level of current income and gains and long-term capital appreciation. The fund will seek to achieve favorable after-tax returns for shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equities showed resilience through volatility

Global stocks rebounded from a series of sell-offs sparked by global growth concerns, a commodity slump, and geopolitical uncertainty to finish the period with positive returns.

Cyclical stocks hurt performance

The fund underperformed its comparative index, the MSCI World Index, stemming from stock selection in the cyclical energy and materials sectors.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. For the fiscal year ended October 31, 2016, the fund's aggregate distributions included a return of capital of $0.76 per share, or 59% of aggregate distributions. A return of capital is the return of all or a portion of a shareholder's investment in the fund. The fund's prospectus includes additional information regarding returns of capital and risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager William W. Priest, CFA, Epoch Investment Partners, Inc.

William W. Priest, CFA
Portfolio Manager
Epoch Investment Partners, Inc.

What factors affected global equity markets and economies over the 12 months ended October 31, 2016?

Global equity markets, as measured by the fund's comparative index, the MSCI World Index, endured several bouts of turbulence to deliver a 1.79% return for the 12-month period ended October 31, 2016. Stocks fell sharply from January into mid-February as rapidly falling oil prices and China's slowing growth rate elevated concerns about the health of the global economy. Equities retreated again in late June following Brexit—the surprise passage of a U.K. referendum to leave the European Union—then struggled to end the period on a positive note as uncertainty about the U.S. presidential election offset generally solid corporate earnings reports. Oil prices recovered from below $30 per barrel in February, finishing the period at $47. An improving outlook for global growth caused cyclical stocks in the materials and information technology sectors to be among the best performers while the dividend-paying utilities and consumer staples sectors also outperformed the overall market. On the other hand, healthcare stocks saw the sharpest losses.

The U.S. Federal Reserve (Fed) raised the fed funds rate just one time during the period, scaling back projections for a more aggressive tightening policy. The Fed cited the global turmoil surrounding the early 2016 sell-off and a sluggish U.S. economic expansion as reasons for its caution. However, as 2016 continued, consistent job growth, increasing wages, and faster economic growth increased the likelihood of another rate increase by early 2017, a change in sentiment that hurt stocks in income-oriented sectors late in the fall. GDP growth in the euro area showed signs of improvement post-Brexit but interest rates on sovereign debt remained in negative territory there and in Japan as central banks left their aggressive monetary stimulus measures in place.

The companies we invested the fund in continued to increase free cash flow during the year and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks, and debt reduction. Top-line growth remained restrained and stocks can no longer depend on multiple expansion to drive returns. With global inflation at low levels, we believe shareholder yield will be a key source of income and growth for investors.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       4

How did the fund perform under these market conditions?

We sought to capture returns by investing the fund in high-quality companies that use consistent, healthy cash flows to take actions that increase shareholder value through returning cash to shareholders. Such stocks were in favor for much of the reporting period as sources of growth remained scarce. These companies were pressured in the last several months of the fiscal year, however, as the speculation for a U.S. interest-rate hike increased, causing the fund to underperform its comparative index (at NAV).

Stock selection in the industrials, financials, consumer staples, and healthcare sectors, overweights in the yield-oriented utilities and consumer staples sectors; and underweights in the consumer discretionary, healthcare, and financials sectors were the primary contributors to the fund's relative performance. Meanwhile, stock selection in the energy and materials sectors and an underweight in the information technology sector were the primary detractors for the period. From a regional perspective, stock selection in the United States aided relative performance, while stock selection in the United Kingdom and a weaker pound detracted from results.

What were the main areas of weakness for the fund?

Several holdings in the energy sector weighed the most on performance for the period as lower commodity prices reduced the cash flow necessary to cover cash dividends. Oil and natural gas pipeline operator Kinder Morgan, Inc. (KMI) was the largest individual detractor. We sold the position in the first half of the period after management significantly reduced the company's dividend and redirected cash flow to fund growth when Moody's changed KMI's outlook to negative after the company increased its equity stake in a highly leveraged affiliate. Integrated oil companies ConocoPhillips and Occidental Petroleum Corp. also detracted from relative results. We sold the fund's position in ConocoPhillips as falling energy prices in 2015 significantly reduced its cash flow and dividend coverage. Conoco subsequently cut its dividend.

TOP 10 COUNTRIES AS OF 10/31/16 (%)

United States	47.2
United Kingdom	15.0
Germany	7.4
France	5.6
Canada	4.6
Australia	3.5
Switzerland	3.2
Italy	2.2
Norway	2.2
Netherlands	1.4
TOTAL	92.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       5

"The fund's diversified approach to identifying companies delivering shareholder yield was reflected in the top contributors coming from different sectors of the market."

The fund's holding in British telecom provider Vodafone Group PLC was hurt by slowing growth in the company's core European markets and pressure from exposure to the British pound.

Which holdings contributed the most to performance?

Our diversified approach to identifying companies delivering shareholder yield was reflected in the top contributors coming from different sectors of the market. Tobacco company Philip Morris International, Inc. benefited from strong results driven by solid pricing power. Chipmakers Taiwan Semiconductor Manufacturing Company, Ltd (TSMC) and Microchip Technology, Inc. rose on strong underlying demand. TSMC provided a positive long-term road map for continued cash flow growth and reduced capital intensity over the near term as it continued to reuse equipment and improve efficiency, while Microchip announced a positive update on the integration of its Atmel Corp. acquisition, continued to pay a growing dividend and stayed focused on debt reduction following recent acquisitions.

Results were also supported by holdings in the telecom and utilities sectors, led by pay TV and mobile telecom provider AT&T, Inc., which benefited as investors focused on the increased cash-generation profile of the company after its DIRECTV closure and the cash-generating power of its telecom unit. Regulated U.S. utility WEC Energy Group, Inc. benefited from a decline in interest rates

TOP 10 HOLDINGS AS OF 10/31/16 (%)

AT&T, Inc.	2.2
Philip Morris International, Inc.	2.1
BCE, Inc.	2.1
Verizon Communications, Inc.	2.1
PPL Corp.	2.0
National Grid PLC	1.9
Reynolds American, Inc.	1.8
Duke Energy Corp.	1.8
Unilever PLC	1.8
TOTAL SA	1.7
TOTAL	19.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       6

during the period and continued strong execution of its integration plan following its acquisition of Integrys in June 2015.

How was the fund positioned at the end of the period?

We continue to invest the fund in companies that have proven they can increase their free cash flow, even in a global economy where growth is scarce, and that we believe have a disciplined approach to allocating excess cash in a manner beneficial to shareholders. Changes to the portfolio include new additions such as cellular chipmaker QUALCOMM, Inc., pharmaceuticals firm AbbVie, Inc., pay TV provider Sky PLC, food and beverage distributor Diageo PLC, and Italian-regulated utility Snam SpA.

As a result of modest changes, we decreased the fund's overweight positions in telecommunications services and energy while increasing its overweight in consumer staples. The fund remained overweight in the United Kingdom and Europe, home to many large multinational companies with strong dividend-paying histories. The sector and country weights are an outcome of our bottom-up fundamental investment process.

MANAGED BY

William W. Priest, CFA, Epoch On the fund since inception Investing since 1965
Eric L. Sappenfield, Epoch On the fund since inception Investing since 1986
John Tobin, Ph.D., CFA, Epoch On the fund since 2014 Investing since 1981
Kera Van Valen, CFA, Epoch On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA, Epoch On the fund since inception Investing since 1986
Gregory McMurran, Analytic Investors On the fund since inception Investing since 1976
Dennis Bein, CFA, Analytic Investors On the fund since inception Investing since 1992
Harindra de Silva, Ph.D., CFA, Analytic Investors On the fund since inception Investing since 1988

The views expressed in this report are exclusively those of William W. Priest, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       7

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 96.1%		$92,263,127
(Cost $96,532,788)
Australia 3.5%		3,346,789
Commonwealth Bank of Australia	11,800	656,916
Sonic Healthcare, Ltd.	37,100	576,995
Telstra Corp., Ltd.	316,300	1,196,229
Westpac Banking Corp.	39,639	916,649
Canada 4.6%		4,388,066
Agrium, Inc.	6,245	573,416
BCE, Inc.	43,740	1,987,263
Rogers Communications, Inc., Class B	28,200	1,134,476
TELUS Corp.	21,400	692,911
France 5.6%		5,366,874
AXA SA	34,800	785,169
Cie Generale des Etablissements Michelin	7,370	798,230
Sanofi	9,765	759,900
SCOR SE	19,900	644,434
TOTAL SA	35,000	1,676,672
Vinci SA	9,700	702,469
Germany 7.4%		7,098,805
Allianz SE	3,700	577,586
BASF SE	10,600	935,746
Daimler AG	14,100	1,005,922
Deutsche Post AG	28,000	868,304
Deutsche Telekom AG	57,500	938,125
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,600	1,475,612
Siemens AG	11,420	1,297,510
Italy 2.2%		2,173,902
Snam SpA	131,100	690,742
Terna Rete Elettrica Nazionale SpA	303,000	1,483,160
Netherlands 1.4%		1,314,984
Royal Dutch Shell PLC, ADR, Class A (C)	26,400	1,314,984
Norway 2.2%		2,107,954
Orkla ASA	80,600	761,059
Statoil ASA	82,500	1,346,895
Singapore 1.1%		1,077,978
Singapore Exchange, Ltd.	87,700	446,831
Singapore Telecommunications, Ltd.	225,300	631,147

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       8

	Shares	Value
Spain 0.7%		$647,614
Gas Natural SDG SA	32,900	647,614
Sweden 0.8%		759,365
Svenska Handelsbanken AB, A Shares	55,700	759,365
Switzerland 3.2%		3,077,953
Nestle SA	5,900	427,832
Novartis AG	9,090	645,095
Roche Holding AG	3,953	907,931
Swisscom AG	2,400	1,097,095
Taiwan 1.2%		1,132,040
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	36,400	1,132,040
United Kingdom 15.0%		14,428,217
AstraZeneca PLC, ADR (C)	41,960	1,188,307
BAE Systems PLC	198,200	1,313,225
British American Tobacco PLC	23,300	1,335,391
Diageo PLC	26,400	702,677
GlaxoSmithKline PLC	69,600	1,374,901
Imperial Brands PLC	30,200	1,460,829
National Grid PLC	138,500	1,801,577
Sky PLC	106,780	1,067,506
SSE PLC	46,500	904,102
Unilever PLC	40,700	1,699,192
Vodafone Group PLC	575,500	1,580,510
United States 47.2%		45,342,586
AbbVie, Inc. (C)	20,700	1,154,646
Altria Group, Inc. (C)	24,500	1,619,940
Ameren Corp. (C)	24,900	1,243,755
Arthur J. Gallagher & Company (C)	11,500	554,645
AT&T, Inc. (C)	56,551	2,080,511
Automatic Data Processing, Inc. (C)	7,300	635,538
BlackRock, Inc. (C)	1,855	633,000
CenturyLink, Inc. (C)	31,200	829,296
Cisco Systems, Inc. (C)	26,000	797,680
CME Group, Inc. (C)	8,300	830,830
Dominion Resources, Inc.	10,100	759,520
Duke Energy Corp. (C)	21,600	1,728,432
Eaton Corp. PLC	11,930	760,776
Emerson Electric Company (C)	13,620	690,262
Entergy Corp. (C)	18,600	1,370,448
Exxon Mobil Corp. (C)	14,600	1,216,472
Johnson & Johnson (C)	5,925	687,241
Kimberly-Clark Corp. (C)	8,200	938,162

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       9

		Shares	Value
United States (continued)
	Lockheed Martin Corp. (C)	3,500	$862,330
	McDonald's Corp. (C)	10,600	1,193,242
	Merck & Company, Inc. (C)	13,200	775,104
	Microchip Technology, Inc. (C)	15,100	914,305
	Microsoft Corp. (C)	12,100	725,032
	Occidental Petroleum Corp. (C)	18,600	1,356,126
	People's United Financial, Inc. (C)	87,100	1,414,504
	PepsiCo, Inc.	6,200	664,640
	Pfizer, Inc.	18,300	580,293
	Philip Morris International, Inc. (C)	20,800	2,005,952
	PPL Corp.	57,100	1,960,814
	QUALCOMM, Inc.	20,600	1,415,632
	Regal Entertainment Group, Class A (C)	36,700	789,417
	Reynolds American, Inc. (C)	31,524	1,736,342
	Texas Instruments, Inc. (C)	14,800	1,048,580
	The Coca-Cola Company (C)	13,700	580,880
	The Dow Chemical Company (C)	21,500	1,156,915
	The Procter & Gamble Company	11,800	1,024,240
	The Southern Company	16,600	856,062
	United Parcel Service, Inc., Class B	7,400	797,424
	Verizon Communications, Inc. (C)	41,225	1,982,923
	Waste Management, Inc. (C)	12,000	787,920
	WEC Energy Group, Inc. (C)	24,300	1,451,196
	Wells Fargo & Company	15,900	731,559
	Yield (%)	Shares	Value
Short-term investments 3.5%			$3,338,071
(Cost $3,338,071)
Money market funds 1.7%			1,667,071
State Street Institutional Treasury Money Market Fund, Premier Class	0.2163(Y )	1,667,071	1,667,071
		Par value^	Value
Repurchase agreement 1.8%			1,671,000
Repurchase Agreement with State Street Corp. dated 10-31-16 at 0.030% to be repurchased at $1,671,001 on 11-1-16, collateralized by $1,705,000 Federal National Mortgage Association, 0.750% due 7-27-18 (valued at $1,705,000, including interest)		1,671,000	1,671,000
Total investments (Cost $99,870,859)† 99.6%			$95,601,198
Other assets and liabilities, net 0.4%			$389,537
Total net assets 100.0%			$95,990,735

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       10

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 10-31-16 was $26,117,142.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $110,771,583. Net unrealized depreciation aggregated to $15,170,385, of which $1,002,187 related to appreciated investment securities and $16,172,572 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       11

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $99,870,859)	$95,601,198
Cash	478
Foreign currency, at value (Cost $7)	7
Receivable for fund shares sold	38,589
Dividends and interest receivable	695,014
Other receivables and prepaid expenses	60,043
Total assets	96,395,329
Liabilities
Written options, at value (premium received $616,419)	334,148
Payable to affiliates
Accounting and legal services fees	5,116
Trustees' fees	271
Other liabilities and accrued expenses	65,059
Total liabilities	404,594
Net assets	$95,990,735
Net assets consist of
Paid-in capital	$135,842,332
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(35,847,787)
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	(4,003,810)
Net assets	$95,990,735

Net asset value per share
Based on 10,943,329 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$8.77

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       12

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$7,320,805
Interest	2,053
Less foreign taxes withheld	(419,416)
Total investment income	6,903,442
Expenses
Investment management fees	998,417
Accounting and legal services fees	20,551
Transfer agent fees	22,938
Trustees' fees	44,093
Printing and postage	82,601
Professional fees	94,758
Custodian fees	27,465
Stock exchange listing fees	25,971
Other	5,960
Total expenses	1,322,754
Less expense reductions	(7,397)
Net expenses	1,315,357
Net investment income	5,588,085
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(4,648,278)
Written options	(636,430)
(5,284,708)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(1,581,922)
Written options	680,473
(901,449)
Net realized and unrealized loss	(6,186,157)
Decrease in net assets from operations	($598,072)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$5,588,085	$6,726,186
Net realized loss	(5,284,708)	(10,032,257)
Change in net unrealized appreciation (depreciation)	(901,449)	2,115,650
Decrease in net assets resulting from operations	(598,072)	(1,190,421)
Distributions to shareholders
From net investment income	(5,543,745)	(7,809,773)
From tax return of capital	(8,127,589)	(5,583,940)
Total distributions	(13,671,334)	(13,393,713)
From fund share transactions
Issued in shelf offering	3,728,836	3,496,490
Issued pursuant to Dividend Reinvestment Plan	265,780	94,286
Total from Fund share transactions	3,994,616	3,590,776
Total decrease	(10,274,790)	(10,993,358)
Net assets
Beginning of year	106,265,525	117,258,883
End of year	$95,990,735	$106,265,525
Share activity
Shares outstanding
Beginning of period	10,553,471	10,250,250
Issued in shelf offering	363,476	294,795
Issued pursuant to Dividend Reinvestment Plan	26,382	8,426
End of period	10,943,329	10,553,471

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       14

Financial highlights

COMMON SHARES Period Ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$10.07	$11.44	$12.25	$11.86	$12.12
Net investment income[1]	0.52	0.64	0.80	0.54	0.57
Net realized and unrealized gain (loss) on investments	(0.57)	(0.75)	(0.36)	1.12	0.45
Total from investment operations	(0.05)	(0.11)	0.44	1.66	1.02
Less distributions to common shareholders
From net investment income	(0.52)	(0.75)	(1.28)	(0.79)	(0.75)
From tax return of capital	(0.76)	(0.53)	—	(0.49)	(0.53)
Total distributions	(1.28)	(1.28)	(1.28)	(1.28)	(1.28)
Anti-dilutive impact of shelf offering	0.03	0.02	0.03	0.01	—
Net asset value, end of period	$8.77	$10.07	$11.44	$12.25	$11.86
Per share market value, end of period	$10.35	$9.51	$12.59	$12.64	$12.37
Total return at net asset value (%)[2,3]	(1.28)	(0.65)	3.65	15.01	8.49
Total return at market value (%)[2]	23.37	(14.74)	10.55	13.78	10.69
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$96	$106	$117	$120	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.27	1.32	1.37	1.27
Expenses including reductions	1.32	1.26	1.32	1.37	1.27
Net investment income	5.60	6.01	6.60	4.52	4.76
Portfolio turnover (%)	253	261	228	126	98
Senior securities

1	Based on average daily shares outstanding.
2	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       15

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering an additional 1,200,000 and 1,500,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual fund are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$3,346,789	—	$3,346,789	—
Canada	4,388,066	$4,388,066	—	—
France	5,366,874	—	5,366,874	—
Germany	7,098,805	—	7,098,805	—
Italy	2,173,902	—	2,173,902	—
Netherlands	1,314,984	1,314,984	—	—
Norway	2,107,954	—	2,107,954	—
Singapore	1,077,978	—	1,077,978	—
Spain	647,614	—	647,614	—
Sweden	759,365	—	759,365	—
Switzerland	3,077,953	—	3,077,953	—
Taiwan	1,132,040	1,132,040	—	—
United Kingdom	14,428,217	1,188,307	13,239,910	—
United States	45,342,586	45,342,586	—	—
Short-term investments	3,338,071	1,667,071	1,671,000	—
Total investments in securities	$95,601,198	$55,033,054	$40,568,144	—
Other financial instruments:
Written options	($334,148)	($334,148)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2016, the fund has a capital loss carryforward of $24,664,792 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       18

Capital loss carryforward
Expiring at October 31		No expiration date
2017	2018	Short term
$15,064,967	$2,739,851	$6,859,974

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$5,543,745	$7,809,773
Tax Return of Capital	8,127,589	5,583,940
Total	$13,671,334	$13,393,713

As of October 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       19

the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2016, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the fund's written options activities during the year ended October 31, 2016 and the contracts held at October 31, 2016:

	Number of contracts	Premiums received
Outstanding, beginning of year	225	$765,936
Options written	2,491	5,893,492
Option closed	(1,847)	(5,506,613)
Options exercised	—	—
Options expired	(531)	(536,396)
Outstanding, end of year	338	$616,419

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
Philadelphia Utility Index	$680.00	Dec 2016	27	$4,508	($6,750)
S&P 500 Index	2,185.00	Nov 2016	10	9,492	(75)
S&P 500 Index	2,165.00	Nov 2016	13	20,400	(11,115)
S&P 100 Index	950.00	Nov 2016	202	383,465	(198,970)
S&P 500 Index	2,180.00	Nov 2016	16	78,227	(9,600)
S&P 500 Index	2,155.00	Nov 2016	5	8,146	(8,275)
S&P 500 Index	2,310.00	Dec 2016	4	677	(160)
S&P 500 Index	2,140.00	Dec 2016	24	101,501	(90,600)
S&P 500 Index	2,260.00	Dec 2016	37	10,003	(8,603)
			338	$616,419	($334,148)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Equity	Written options, at value	Written options	—	($334,148)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       20

Risk	Statement of operations location	Written options
Equity	Net realized gain (loss)	($636,430)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

Risk	Statement of operations location	Written options
Equity	Change in unrealized appreciation (depreciation)	$680,473

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 1.00% of the fund's average daily gross assets. Under the advisory agreement, gross assets of the fund means total assets of the fund (including any form of investment leverage) minus the sum of accrued expenses incurred in the normal course of operations. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. and an interim subadvisory agreement with Analytic Investors, LLC. On October 1, 2016, Analytic Investors, LLC was acquired by Wells Fargo Asset Management. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $7,397 for the year ended October 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.99% of the fund's average gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       21

allocated to the selling dealers. During the year ended October 31, 2016, compensation to the Distributor was $37,109. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in common shares for years ended October 31, 2016 and 2015 are presented on the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $207,613 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $160,889 has been deducted from proceeds of shares issued and the remaining $46,724 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $246,596,203 and $250,235,141, respectively, for the year ended October 31, 2016.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       22

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2016

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       23

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       24

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The fund's investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the fund will seek to emphasize high current income. The fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund. Under normal market conditions, the fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund also intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based indices.

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

By-laws

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the year ended October 31, 2016, distributions from net investment income totaling $0.5221 per share and tax return of capital totaling of $0.7579 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
December 31, 2015	$0.3200
March 31, 2016	0.3200
June 30, 2016	0.3200
September 30, 2016	0.3200
Total	$1.2800

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       25

fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

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Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       27

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with Epoch Investment Partners, Inc. and Analytic Investors, LLC (collectively, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

The Subadvisory Agreement between the Advisor and Analytic (the Prior Agreement) was immediately terminated as required under the Investment Company Act of 1940, as amended (the 1940 Act) on October 1, 2016 upon the acquisition of a controlling interest in Analytic by Wells Capital Management, a subsidiary of Wells Fargo & Company (the Analytic Transaction). To ensure the continuation of the subadvisory services provided by Analytic to the fund, the Board, at its in-person meeting on September 13-15, 2016, approved a new subadvisory agreement (the New Agreement) between the Advisor and Analytic Investors, LLC (Analytic) and an interim subadvisory agreement (the Current Agreement) between the Advisor and Analytic. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim investment advisory or subadvisory agreement without shareholder approval, provided, among other things, that such agreement continues in effect for no more than 150 days. Pursuant to Rule 15a-4, the Current Agreement, dated as of October 1, 2016, will terminate on February 28, 2017. Accordingly, the fund will hold a special meeting of shareholders on December 21, 2016 to approve the New Agreement. With the exception of the effective date and reference to a new Amended and Restated Agreement and Declaration of Trust, the New Agreement is substantially the same as the Prior Agreement. With the exception of the effective date and certain provisions required by Rule 15a-4, the Current Agreement is substantially the same as the New Agreement.

In considering the approval of the New Agreement, the Board took into account certain information and materials relating to Analytic that the Board had received and considered in connection with the annual evaluation of the Prior Agreement between the Advisor and Analytic at the in-person meetings held on May 24-25 and June 20-23, 2016. At the September 13-15, 2016 meeting, the Board revisited the factors it previously considered at the May 24-25 and June 20-23, 2016 meetings to the extent relevant to the New Agreement. The Board also took into account other factors that it considered relevant in its evaluation of the New Agreement, including its review of the information provided by Analytic with respect to changes since those meetings and information about the Analytic Transaction. The Board reviewed with respect to the fund the nature, extent and quality of services provided by Analytic, including the quality and depth of the investment professionals having principal investment responsibility for managing the Options Strategy and the capability and the performance record of those professionals. The Board considered Analytic's history and experience providing services to the fund, including the performance record of the fund's options strategy and its effectiveness in reducing the overall volatility of the fund's performance.

In addition to evaluating the nature, extent and quality of services provided by Analytic, the Board reviewed the contractual subadvisory fee rates payable to Analytic with respect to the fund. The Board noted that the subadvisory fees are paid by the Advisor and not by the fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm's-length. The Board further noted that neither the advisory fees paid by the fund nor the subadvisory fees paid by the Advisor will change under the New Agreement. In evaluating the impact of the Analytic Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the closing of the Analytic Transaction. In addition, the Board considered Analytic's representations that the Analytic Transaction would provide Analytic with an opportunity to take advantage of full autonomy regarding its business, such as greater latitude to hire and reward investment and research staff and more freedom to pursue market opportunities. Based on its review, the Board, including the Independent Trustees, determined that the terms of the New Agreement, including the fee rates, were fair and reasonable and in the best interests of the fund and its shareholders, and unanimously approved the New Agreement.

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Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the 1940 Act (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers.

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The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance.In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted, based on its net asset value, that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that, based on its net asset value, the fund outperformed the peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       30

available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisors' services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm's length; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the

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reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors' business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and the Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors' respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisors from its relationship with the fund were not a material factor in the Board's consideration of Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and the Subadvisors) of any material relationships with respect to the Subadvisors, which include arrangements in which a Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial

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products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted the Subadvisors' long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors have extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2007	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2007	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       36

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       37

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

Epoch Investment Partners, Inc.
Analytic Investors, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HTY

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 27

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       38

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF327103	P14A 10/16 12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $38,789 for the fiscal year ended October 31, 2016 and $37,830 for the fiscal year ended October 31, 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The aggregate fees billed for audit-related fees amounted to $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended October 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,647 for the fiscal year ended October 31, 2016 and $3,500 for the fiscal year ended October 31, 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $109 for the fiscal year ended October 31, 2016 and $119 for the fiscal year ended October 31, 2015 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,590,233 for the fiscal year ended October 31, 2016 and $7,125,271 for the fiscal year ended October 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Analytic portfolio managers

Management Biographies

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2016.

Gregory M. McMurran

Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976

Began business career in 1976

Managed the Fund since 2007

Dennis Bein, CFA

Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995

Began business career in 1990

Managed the Fund since 2007

Harindra de Silva, Ph. D., CFA

President and Portfolio Manager, Analytic Investors, LLC since 1995

Began business career in 1984

Managed the Fund since 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2016. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Gregory McMurran	2	$2,658.5	0	$0	1	$308.7
	(0)*	($0)*	(0)*	($0)*	(0)*	($0)*
Dennis Bein	11	$3,213.2	19	$2,195.4	32	$6,842.4
	(0)*	($0)*	(3)*	($212.1)*	(2)*	($261.6)*
Harindra de Silva	13	$5,732.1	19	$2,195.4	33	$7,151.0
	(0)*	($0)*	(3)*	($212.1)*	(2)*	($261.6)*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers. Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team;

and an individual’s contribution to the team, based on goals established during the performance period and compensation is measured relative to an appropriate benchmark and universe as identified in the table below. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Fund	Benchmark Index for Incentive Period
Tax-Advantaged Global Shareholder Yield Fund	CBOE S&P 500 BuyWrite Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Gregory M McMurran	None
Dennis Bein, CFA	None
Harindra de Silva, PH. D., CFA	None

Information about the EPOCH portfolio managers

Management Biographies

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2016.

William W. Priest

Founder, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager,

Epoch Investment Partners, Inc. since 2004

Co-managing partner and portfolio manager

Began business career in 1965

Managed the Fund since 2007

Bill is Chief Executive Officer and Co-Chief Investment Officer of Epoch Investment Partners. He is a portfolio manager for Epoch’s global equity investment strategies and leads the Investment Policy Group, a forum for analyzing broader secular and cyclical trends that Epoch believes will influence investment opportunities. Prior to co-founding Epoch in 2004 with David Pearl, Tim Taussig and Phil Clark, Bill was a Co-Managing Partner and portfolio manager at Steinberg Priest & Sloane Capital Management, LLC for three years. Before joining Steinberg Priest, he was a member of the Global Executive Committee of Credit Suisse Asset Management (CSAM), Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas and CEO and portfolio manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30-year tenure at BEA and CSAM, he developed the firm into a well-recognized investment manager with over $100 billion under management. Bill is the author of several published articles and papers on investing and finance, including the books, The Financial Reality of Pension Funding Under ERISA and the more recent, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor which details the underpinnings of our investment approach, published by John Wiley & Sons. He holds the Chartered Financial Analyst designation, is a former CPA and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business. He is a member of the Council on Foreign Relations.

Eric Sappenfield

Managing Director, Portfolio Manager and Senior Research Analyst,

Epoch Investment Partners, Inc. since 2006

Began business career in 1985

Managed the Fund since 2007

Eric is a portfolio manager for Epoch’s Global and U.S. Equity Shareholder Yield strategies. Prior to joining Epoch in 2006, he was a research analyst at Spear Leeds & Kellogg where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane Capital Management, LLC focusing on high yield bonds and equities of leveraged companies. Eric’s additional experience includes senior analytical roles at The Carlyle Group, Travelers, and Bankers Trust. Eric holds a BA degree from Stanford University and an MBA from UCLA Anderson School of Management.

John Tobin, CFA

Managing Director, Portfolio Manager, and Senior Research Analyst

Epoch Investment Partners, Inc. since 2012

Lecturer in the Economics Department, Fordham University (2009–2012)

Senior Vice President, HSBC Global Asset Management (2005–2009)

Began business career in 1981

Managed the Fund since 2014

John is a portfolio manager for our Global and U.S. Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, John taught undergraduate economics as a lecturer at Fordham University. Before that he spent four years at HSBC Global Asset Management as a senior research analyst and almost twenty years at Credit Suisse Asset Management where he was a senior research analyst for the U.S. High Yield Bond team. Previously he worked at Bankers Trust Company where he began his career. John received AB, AM and PhD degrees in Economics from Fordham University and holds the Chartered Financial Analyst designation.

Kera Van Valen, CFA

Managing Director, Portfolio Manager, and Senior Research Analyst

Epoch Investment Partners

Began business career in 2001

Managed the Fund since 2014

Kera is a portfolio manager for our Global and U.S. Equity Shareholder Yield strategies. Prior to joining the Global Equity team Kera was an analyst within Epoch’s Quantitative Research and Risk Management team. Before joining Epoch in 2005, she was a portfolio manager of Structured Equities and Quantitative Research at Columbia Management Group where she was responsible for the day-to-day management of two index funds. She also worked at Credit Suisse Asset Management. Kera received her BA in Mathematics at Colgate University and her MBA at Columbia University, Graduate School of Business. She holds the Chartered Financial Analyst designation.

Michael A. Welhoelter, CFA

Managing Director, Portfolio Manager and Head of Quantitative Research and Risk Management,

Epoch Investment Partners, Inc. since 2005

Began business career in 1986

Managed the Fund since 2007

Mike is Epoch’s Chief Risk Officer and heads Epoch’s Quantitative Research and Risk Management team. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and portfolio manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (“CSAM”), where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Before joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2016. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
William W. Priest	16	$10,185	36	$12,564	124	$13,886
	(0)*	($0)*	(1)*	($37)*	(13)*	($1,779)*
Eric Sappenfield	9	$8,659	17	$5,152	24	$6,550
	(0)*	($0)*	(0)*	($0)*	(1)*	($317)*
John Tobin, CFA	9	$8,659	17	$5,152	24	$6,550
	(0)*	($0)*	(0)*	($0)*	(1)*	($317)*
Kera Van Valen, CFA	9	$8,659	17	$5,152	24	$6,550
	(0)*	($0)*	(0)*	($0)*	(1)*	($317)*
Michael A. Welhoelter	20	$11,238	45	$13,552	136	$15,049
	(0)*	($0)*	(1)*	($37)*	(13)*	($1,780)*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Epoch’s sole line of business is investment management. We do not believe we have any significant conflicts of interest in the management of client’s portfolios other than those conflicts of interest that are customary in asset management. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces potential conflicts of interest related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself.

Epoch has developed specific policies and procedures to disclose and mitigate these potential conflicts of interest. For example, Epoch’s Code of Ethics contains, among other things, policies and procedures that address the potential conflicts of interest that exist when Epoch employees purchase or sell for their personal accounts. These potential conflicts are discussed in more detail in our Form ADV Part II which is available on our website and upon request.

As a result of the merger between Epoch and TD Bank, Epoch gained a number of TD broker/dealer affiliates, some of which may be perceived as presenting a potential conflict of interest. We expect to avoid any potential conflicts by not conducting business with these entities.

Compensation of Portfolio Managers. Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual bonus. For senior employees, a portion of the bonus is deferred and vests over time. Employee compensation is reviewed annually and determined by the Firm’s Operating Committee. The level of compensation for each employee is based on a number of factors including individual performance, Firm performance and marketplace compensation information.

Investment professionals are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the Firm and their contribution to the betterment of the Firm through corporate citizenship.

Management reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are reviewed on an annual basis against relevant benchmarks. Benchmarks are selected based on the individual’s coverage and contribution to a particular strategy. For example, a U.S. Equity portfolio manager’s portfolio performance would be measured against a total market benchmark while an analyst’s performance would be measured against the relevant industry, sector or region-specific benchmark corresponding with that analyst’s coverage.

A portion of deferred compensation payable to senior employees is invested into Epoch managed vehicles and a portion is in the form of TD RSU’s, both of which will be subject to a three-year vesting schedule.

Fund	Benchmark Index for Incentive Period
Tax-Advantaged Global Shareholder Yield Fund	MSCI World (Net) Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
William W. Priest	10,001 - $50,000
Eric Sappenfield	None
John Tobin, CFA	None
Kera Van Valen, CFA	None
Michael A. Welhoelter	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter.”

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2016